                         MONTHLY SERVICER'S CERTIFICATE
                             BANK ONE, COLUMBUS, NA

                        BANC ONE CREDIT CARD MASTER TRUST
                                  SERIES 1994-B


     The undersigned, a duly authorized representative of BANK ONE, COLUMBUS, NA, as Servicer ("Bank One"), pursuant to the Pooling and Servicing Agreement dated as of November 1, 1994 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-B Supplement (as amended and supplemented, the "Series Supplement"), between Bank One, as Seller and Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:

    1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

    2. Bank One is, as of the date hereof, the Servicer under the Agreement.

    3. The undersigned is a Servicing Officer.

    4. This Certificate relates to the Distribution Date occuring on
                  17-Mar-97
      -------------------------

    5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date. [Or if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default,
 (ii) the action taken by the Seller and Servicer, if any, to remedy such default and (iii) the current status of each such default.].

    6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

    7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other pursuant to the Agreement. [or, if there is a Lien, such Lien consists of ]

    IN WITNESS WHEREOF, the undersigned has duly executed and
 delivered this Certificate this   12th     day of       March 1997 .
                                 ------------      ------------------




                BANK ONE, COLUMBUS, NA
                as Servicer

                By:                         /s/ Thomas Ferree
                                    ---------------------------------------
                                    Name: Thomas Ferree
                                    Title: Senior Vice President

                         MONTHLY SERVICER'S CERTIFICATE
                             BANK ONE, COLUMBUS, NA

                        BANC ONE CREDIT CARD MASTER TRUST
                                  SERIES 1994-C

     The undersigned, a duly authorized representative of BANK ONE, COLUMBUS, NA, as Servicer ("Bank One"), pursuant to the Pooling and Servicing Agreement dated as of November 1, 1994 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-C Supplement (as amended and supplemented, the "Series Supplement"), between Bank One, as Seller and Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

     2. Bank One is, as of the date hereof, the Servicer under the Agreement.

     3. The undersigned is a Servicing Officer.

     4. This Certificate relates to the Distribution Date occuring on
                   17-Mar-97
            -------------------------
     5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date. [Or if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such default and (iii) the current status of each such default.].

     6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

     7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other pursuant to the Agreement. [or, if there is a Lien, such Lien consists of ]

        IN WITNESS WHEREOF, the undersigned has duly executed and
 delivered this Certificate this    12th       day of      March   1997
                                  ---------            -------------------




              BANK ONE, COLUMBUS, NA
              as Servicer

              By:                             /s/ Thomas Ferree
                                    ---------------------------------------
                                    Name:         Thomas Ferree
                                    Title:        Senior Vice President

                         MONTHLY SERVICER'S CERTIFICATE
                             BANK ONE, COLUMBUS, NA

                        BANC ONE CREDIT CARD MASTER TRUST
                                  SERIES 1995-A

     The undersigned, a duly authorized representative of BANK ONE, COLUMBUS, NA, as Servicer ("Bank One"), pursuant to the Pooling and Servicing Agreement dated as of November 1, 1994 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-A Supplement (as amended and supplemented, the "Series Supplement"), between Bank One, as Seller and Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

     2. Bank One is, as of the date hereof, the Servicer under the Agreement.

     3. The undersigned is a Servicing Officer.

     4. This Certificate relates to the Distribution Date occuring on
                  17-Mar-97
      -------------------------

     5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date. [Or if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such default and (iii) the current status of each such default.].

      6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

      7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other pursuant to the Agreement. [or, if there is a Lien, such Lien consists of ]

      IN WITNESS WHEREOF, the undersigned has duly executed and delivered
   this Certificate this     12th     day of      March   1997
                           ---------           -------------------




      BANK  ONE,  COLUMBUS,  NA
      as Servicer

      By:                                        /s/ Thomas Ferree
                                   -----------------------------------------
                                   Name:             Thomas Ferree
                                   Title:            Senior Vice President

                         MONTHLY SERVICER'S CERTIFICATE
                             BANK ONE, COLUMBUS, NA

                        BANC ONE CREDIT CARD MASTER TRUST
                                  SERIES 1995-B

     The undersigned, a duly authorized representative of BANK ONE, COLUMBUS, NA, as Servicer ("Bank One"), pursuant to the Pooling and Servicing Agreement dated as of November 1, 1994 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-B Supplement (as amended and supplemented, the "Series Supplement"), between Bank One, as Seller and Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

     2. Bank One is, as of the date hereof, the Servicer under the Agreement.

     3. The undersigned is a Servicing Officer.

     4. This Certificate relates to the Distribution Date occuring on
                  17-Mar-97
       -------------------------

     5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date. [Or if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such default and (iii) the current status of each such default.].

     6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

     7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other pursuant to the Agreement. [or, if there is a Lien, such Lien consists of ]

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate this    12th      day of        March   1997
                 ---------               -------------------




     BANK  ONE,  COLUMBUS,  NA
     as Servicer

      By:                                           /s/ Thomas Ferree
                                      -----------------------------------------
                                      Name:             Thomas Ferree
                                      Title:            Senior Vice President

                         MONTHLY SERVICER'S CERTIFICATE
                             BANK ONE, COLUMBUS, NA

                        BANC ONE CREDIT CARD MASTER TRUST
                                  SERIES 1996-A

     The undersigned, a duly authorized representative of BANK ONE, COLUMBUS, NA, as Servicer ("Bank One"), pursuant to the Pooling and Servicing Agreement dated as of November 1, 1994 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-A Supplement dated as of March 27, 1996 (as amended and supplemented, the "Series Supplement"), between Bank One, as Seller and Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or Series Supplement, as applicable.

     2. Bank One is, as of the date hereof, the Servicer under the Agreement.

     3. The undersigned is a Servicing Officer.

     4. This Certificate relates to the Distribution Date occuring on
                 17-Mar-97
      -------------------------

     5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date. [Or if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such default and (iii) the current status of each such default;
  if applicable].

     6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

     7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the
 Agreement. [or, if there is a Lien, such Lien consists of ]

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate this     12th      day of      March   1997
                   ---------            -------------------


     BANK  ONE,  COLUMBUS,  NA
     as Servicer

     By:                                         /s/ Thomas Ferree
                                     --------------------------------------
                                     Name:           Thomas Ferree
                                     Title:          Senior Vice President